UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     October 27, 2005

                                 IONATRON, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              001-14015                                   77-0262908
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      (Commission File Number)               (IRS Employer Identification No.)


  3950 East Columbia, Tucson, Arizona                               85714
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (520) 628-7415
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a  Material Definitive Agreement.

Item 3.02. Unregistered Sales of Equity Securities

On October 27, 2005 Ionatron, Inc. (the "Company") sold an aggregate of 720,000 shares (the "Offered Shares") of its 6.5% Series A Redeemable Convertible Preferred Stock (the "Series A Preferred Stock") with a stated value of $25 per share to 16 institutional accredited investors and one accredited investor for aggregate gross proceeds of $18,000,000 (the "Financing"). The Company also granted to each investor the option to purchase a number of additional shares of Series A Preferred Stock equal to 15% of the Offered Shares, which shares will be identical to the Offered Shares (the "Optional Shares" and, together with the Offered Shares, the "Shares").

The Series A Preferred Stock has a liquidation preference of $25.00 per Share. The Series A Preferred Stock will bear dividends at the rate of 6.5% of the liquidation preference per share per annum, which shall accrue from the date of issuance, and shall be payable semi-quarterly on February 1, May 1, August 1 and November 1 of each year, commencing May 1, 2006, to the holders of record at the close of business on the preceding January 15, April 15, July 15 and October 15, respectively.

Each share of Series A Preferred Stock is convertible at any time at the option of the holder into a number of shares (the "Conversion Shares") of common stock equal to the liquidation preference (plus any accrued and unpaid dividends for periods prior to the dividend payment date immediately preceding the date of conversion by the holder) divided by the conversion price (initially $12.00 per share, subject to adjustment in the event of a stock dividend or split, reorganization, recapitalization or similar event.)

The Company may redeem the Series A Preferred Stock in whole or in part at any time commencing November 1, 2008 and continuing through October 31, 2010, upon at least 30 days' notice, at a redemption price, payable in cash, equal to 100% of the liquidation preference of the shares to be redeemed, plus accrued and unpaid dividends thereon to, but excluding, the redemption date if: (1) the closing price of the Common Stock has equaled or exceeded 140% of the then effective conversion price on each of at least 20 trading days within a period of 30 consecutive trading days ending within five trading days prior to the date the Company mails the notice of redemption; (2) the Common Stock is listed on a U.S. national securities exchange or The Nasdaq Stock Market; and (3) a shelf registration statement covering resales of the Series A Preferred Stock and the Common Stock issuable upon conversion of the Series A Preferred Stock is effective on the redemption date, unless registration is no longer required.

In addition, beginning November 1, 2010, the Company may redeem the Series A Preferred Stock in whole or in part, upon at least 30 days' notice, at a redemption price, payable in cash, equal to 100% of the liquidation preference of the Series A Preferred Stock to be redeemed, plus accrued and unpaid dividends thereon to, but excluding, the redemption date, if: (1) the Common Stock is listed on a U.S. national securities exchange or The Nasdaq Stock Market; and (2) a shelf registration statement covering resales of the Preferred Stock and the Common Stock issuable upon conversion of the Series A preferred stock is effective on the redemption date, unless registration is no longer required.

If a Change of Control (as defined in the Certificate of Designation of the Series A Preferred Stock (the "Designation")) occurs, the holders of Preferred Stock may require the Company to purchase all or part of their outstanding shares of Preferred Stock at a repurchase price equal to 101% of their liquidation preference, plus accrued and unpaid dividends thereon to, but excluding, the repurchase date. The Company will have the option to pay for these shares either in cash, shares of Common Stock valued at 95% of the weighted average closing sale price of the Common Stock for the ten-trading day period ending on the third trading day prior to the date of purchase, or a combination of cash and shares of Common Stock.

If a Make Whole Change of Control (defined below) becomes effective prior to December 12, 2007, holders of Series A Preferred Stock shall be entitled to receive a make whole premium, payable in shares of Common Stock or in the same form of consideration into which all or substantially all of the Common Stock has been converted or exchanged in connection with the Make Whole Change of Control. The make whole premium is a dollar amount as specified in the Designation and will be based on the effect date of the Make Whole Change of Control. Holders of Preferred Stock will not be entitled to the make whole premium if the per share cash consideration paid to the Company's Common Stock holders for the related Make Whole Change of Control as determined in accordance with the Designation is less than $10.34 or greater than $20.68 (which amounts are subject to adjustment as of any date on which the conversion rate is adjusted).

A "Make Whole Change of Control" means a change of control transaction involving a merger or consolidation in which the Company is not the surviving entity, unless (x) at least 90% of the consideration (excluding cash payments for fractional shares and cash and cash payments for dissenters' appraisal rights) in the make whole change of control consists of common stock of a United States company traded on a U.S. national securities exchange or quoted on the Nasdaq Stock Market (or will be so quoted or traded when issued or exchanged in connection with such transaction) and (y) as a result of such transaction or transactions, the outstanding shares of Series A Preferred Stock become convertible into such common stock.

The Series A Preferred Stock will rank, with respect to dividend rights and rights upon liquidation, winding-up or dissolution:

      o junior to all of the existing and future liabilities, whether or not for borrowed money;

      o junior to each class or series of the Company capital stock the terms of which expressly provide that it will rank senior to the Series A Preferred Stock;

      o on a parity with any other class or series of the Company's capital stock that has terms which expressly provide that it will rank on a parity with the Series A Preferred Stock;

      o senior to the Common Stock and each other class or series of capital stock that has terms which do not expressly provide that it will rank senior to or on a parity with the Series A Preferred Stock; and

      o effectively junior to all of the existing and future liabilities of existing and future subsidiaries.

Holders of the Series A Preferred Stock will have no voting rights with respect to such shares except as required by law and except that the Company may not create or increase the amount of any class or series of capital stock that ranks senior to the Series A Preferred Stock or amend its certificate of incorporation or alter or change any power, preference or special right of the outstanding Series A Preferred Stock in any manner materially adverse to the interest of the holders thereof without the consent of the holders of at least two-thirds of the shares of Series A Preferred Stock then outstanding.

In connection with the Financing, the Company entered into a registration rights agreement with each purchaser of Series A Preferred Stock in which the Company agreed to file a shelf registration statement with the SEC covering the resale of Shares, including any Option Shares and the shares of Common Stock issuable upon conversion of the Shares within 45 days after the closing. The Company also agreed in the registration rights agreement to use its best efforts to have the registration statement declared effective within 150 days, subject to extension in certain circumstances to date no later than March 31, 2006 and to keep the shelf registration statement effective for a specified period.

If the shelf registration statement is not timely filed or made effective or if the prospectus in the registration statement is unavailable for periods in excess of specified periods (referred to as a "registration default") or the Company fails to make a dividend payment within five business days following a dividend payment date, the dividend rate shall immediately and automatically increase by 1% from 6.5% of the liquidation preference per share of Series A Preferred Stock to 7.5% of such liquidation preference for as long as such failure continues and immediately return to 6.5% of the liquidation preference per shares of Series A Preferred Stock per annum at such time as such failure no longer continues), but only up to 90 days in the case of a registration default and thereafter in the case of a registration default if, at such time, the failure is continuing, the dividend rate shall immediately and automatically further increase to 10% of the liquidation preference per offered share per annum for as long as such failure continues and shall immediately and automatically return to 6.5% at such time as the failure is no longer continuing; and, if a dividend payment default occurs for two consecutive dividend payment dates, the dividend rate shall immediately and automatically increase to 10% of the liquidation preference per share of Series A Preferred Stock per annum until such dividend payment default is no longer continuing.

The Company entered into an agency agreement with J Giordano Securities Group ("J Giordano"), pursuant to which J Giordano served as placement agent in connection with the Financing. For serving as placement agent, J Giordano received a placement agent fee of $1,220,000 and issued to J Giordano five-year warrants to purchase an aggregate of 101,666 shares of Common Stock (the "Agent Warrants"). The Agent Warrants are exercisable at a price of $12.00 per share and certain a cashless exercise provision. J Giordano will also receive additional placement agent fees of up to 7% of the gross proceeds from the sale of any Option Shares issued upon the exercise of options by the investors and additional Agent Warrants of up to 7% of the number of shares of Common Stock issuable upon conversion of the Option Shares issued to investors upon exercise of options exercised by investors. The Company granted J Giordano certain registration rights with respect to the Shares of Common Stock issuable upon exercise of the Agent Warrants. In addition, if within twelve months following the closing of the Financing, the Company sells, directly or indirectly, securities to any purchasers (other than securities in connection with a working capital loan or facility or project debt financing), J Giordano will be entitled to receive the same compensation with respect to such sale of securities as it will receive in connection with the Financing.

The net proceeds to the Company from the Financing, after deducting placement agent fees and expenses and other expenses were approximately $16.6 million. The Company intends to use a portion of the net proceeds from the Financing to repay the $2.8 million principal amount note payable to the Company's Chairman of the Board under its revolving credit facility.

The shares and the Agent Warrant (the "Financing Securities") were issued in the Financing without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemptions from registration provided under Section 4(2) of the Act and Regulation D promulgated thereunder. The issuances did not involve any public offering; the Company made no solicitation in connection with the Financing other than communications with the investors; the Company obtained representations from the investors and J Giordano regarding their investment intent, experience and sophistication; the investors and J Giordano either received or had access to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that the investors and J Giordano were sophisticated within the meaning of Section 4(2) of the Act and "accredited investors" as defined in Regulation D; and the Financing Securities were issued with restricted securities legends.

Item 5.03. Amendment to Articles of Incorporation

On October 27, 2005, the Company filed a Certificate of Elimination, filed with the Secretary of State of the State of Delaware a Certificate of Elimination electing its primarily designated 10% Series A Convertible Preferred Stock, par value $.001 per share (the "10% Preferred Stock"). The elimination of the 10% Preferred Stock was approved by the Company's Board of Directors on October 18, 2005 and did not require a vote of stockholders. No shares of 10% Preferred Stock were outstanding.

On October 27, 2005, the Company filed a Certificate of Designation with the Secretary of State of the State of Delaware designating 950,000 shares of 6.5% Series A Convertible Preferred Stock.

ITEM 9.01 Financial Statements and Exhibits

(c)      Exhibits

Exhibit
No.      Description


3.1 Certificate of Elimination of the 10% Series A Convertible Preferred Stock of Ionatron, Inc. (the "Company")

3.2 Certificate of Designation of the 6.5% Series A Redeemable Convertible Preferred Stock of the Company.

4.1 Form of Registration Rights Agreement by and among the Company and each of the Purchasers whose names appear on the Schedule attached thereto.

10.1 Form of Purchase Agreement by and among the Company and the investors whose names appear on the signature pages thereof.

10.2  Form of Agent Warrant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 IONATRON, INC.
                                  (Registrant)

                                 By:    /s/ Robert Howard
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                                      Robert Howard
                                      Chairman of the Board


Date:  October 27, 2005